EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Marwich II, Ltd. (the "Company") on Form 10-QSB for the period ending July 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Eric McAfee, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and
(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By: /s/ Eric McAfee
Eric McAfee
Chief Executive Officer
August 15, 2007